Exhibit 10.2

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of October 22, 2015 by and among Ener-Core, Inc., a Delaware corporation (the “Company”) and the undersigned, and amends that certain Securities Purchase Agreement, dated as of May 7, 2015 (the “Agreement”), by and among the Company, the "Buyers" identified therein, and the Collateral Agent identified therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to Section 9(e) of the Agreement, any term of the Agreement may be amended only with the written consent of (i) the Company and (ii) the holders of at least a majority of the sum of (1) the aggregate number of the Conversion Shares and the Warrant Shares issued or issuable under the Notes (calculated using the Assumed Conversion Price) and Warrants (without regard to any limitation on conversion or exercise set forth therein), and (2) the aggregate number of the April 2015 Conversion Shares and the April 2015 Warrant Shares issued or issuable under the April 2015 Notes (calculated using the April 2015 Assumed Conversion Price) and April 2015 Warrants (without regard to any limitation on conversion or exercise set forth therein), and shall include Empery Asset Master, Ltd. (the April 2015 Financing lead investor and hereinafter referred to as “Empery”) so long as Empery or any of its affiliates holds any April 2015 Securities (the “Required Holders”);

WHEREAS, any amendment effected in accordance with Section 9(e) of the Agreement is binding upon each holder of any securities purchased under the Agreement and the Company; and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
AMENDMENT TO THE AGREEMENT

Section 1.1 Extension of QPO Date. Section 4(t) of the Agreement is hereby amended and restated as follows:

“(t) Public Offering. The Company shall complete a Qualified Public Offering (as defined in the Notes) no later than November 30, 2015.”

Section 1.2 Extension of Listing Deadline. The first sentence of Section 4(f) of the Agreement is hereby amended and restated as follows:

“The Company shall commence trading of its Common Stock on either The New York Stock Exchange, Inc., the NYSE MKT LLC, The NASDAQ Capital Market, The NASDAQ Global Select Market or The NASDAQ Global Market (collectively, the "Qualified Eligible Markets") no later than November 30, 2015 (the "Listing Deadline").”

ARTICLE II
MISCELLANEOUS

Section 2.1 Effect of this Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. This Amendment shall only be deemed to be in full force and effect from and after both the execution of this Amendment by the parties hereto and the execution of agreements substantially identical to this Amendment by the Company and "Buyers" holding a sufficient number of Conversion Shares, Warrant Shares, April 2015 Conversion Shares and April 2015 Warrant Shares issued or issuable under their respective Notes, Warrants, April 2015 Notes and April 2015 Warrants that, together with undersigned, constitute the Required Holders. From and after such effectiveness, any reference to the Agreement shall be deemed to be a reference to the Agreement, as amended hereby. Except as specifically amended as set forth herein, each term and condition of the Agreement shall continue in full force and effect.

Section 2.2 Entire Agreement. This Amendment, together with the Agreement, contains the entire agreement of the parties and supersedes any prior or contemporaneous written or oral agreements between them concerning the subject matter of this Amendment.

Section 2.3 Governing Law. This Amendment shall be governed by the internal law of the State of New York.

Section 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by fax or electronic mail, in PDF format, and no party hereto may contest this Amendment’s validity solely because a signature was faxed or otherwise sent electronically.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securities Purchase Agreement as of the date first written above.

COMPANY:

ENER - CORE, INC.

By:
Name: Alain J. Castro
Title: Chief Executive Officer

[Signature Page to First Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securities Purchase Agreement as of the date first written above.

BUYER:

By:
Name:
Title:

[Signature Page to First Amendment to Securities Purchase Agreement]

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